UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 10, 2012
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

As previously announced, Hospira, Inc. (the “Company”) is presenting at the J.P. Morgan 30th Annual Healthcare Conference at 10:30 a.m. Pacific time on Tuesday, January 10, 2012.  The presentation will provide information about the Company’s business, strategy, and updates related to its quality initiatives.  Copies of the presentation slides used for the conference are included as Exhibit 99.1.

An audiocast of the presentation will begin at 10:30 a.m. Pacific time and may be accessed on the Investor Relations section of Hospira’s Web site at www.hospirainvestor.com.  Listeners should log on approximately 10 minutes before the start time to ensure proper computer setup for accessing the audiocast.  The slides accompanying the presentation will be available on the Hospira website.  A replay will be available on the Company’s Web site approximately 24 hours after the conclusion of the presentation for 30 days following the event.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

FORWARD-LOOKING STATEMENTS

Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements related to the Company’s strategy and quality initiatives. Hospira cautions that these forward-looking statements are subject to risks and uncertainties, including the Company making adequate and sustainable progress on its quality initiatives that may cause actual results to differ materially from those indicated in the forward-looking statements.  Factors, risks and uncertainties that may affect the Company’s operations and may cause actual results to be materially different from expectations include the risks and uncertainties set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Forms 10-Q filed with the Securities and Exchange Commission, which are incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

99.1	Conference Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: January 10, 2012	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Conference Presentation Slides